UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 12, 2012

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

Second Quarter 2012 Earnings

    Please see Exhibit 99 for the Registrant's second quarter 2012 earnings release.

Item 5.07   Submission of Matters to a Vote of Security Holders.

    The Company held its Annual Meeting of Shareholders on July 12, 2012.  At that meeting three directors were elected to serve a three year term.  The voting results were as follow:

Name	FOR	WITHHOLD	BROKER NON-VOTES

Tommy B. Baker	2,938,357	95,940	0
William A. Coates	2,947,169	87,128	0
Stephen F. Hutchinson	2,892,491	141,806	0

The following directors’ terms of office continue after the Annual Meeting:

James P. Smith (2014), L. Wayne Pearson (2013), Robert M. Scott (2013)

No vote on executive compensation was required at the 2012 Annual Meeting because the Company is a smaller reporting company as defined in 12 C.F.R. 240.12b-2.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)           Exhibit 99 – Registrant’s 2012 Second Quarter Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: July 16, 2012	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99                      Registrant's Second Quarter 2012 Earnings Release